UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 30, 2021

Commission File No. 001-40060

Longeveron Inc.

(Exact name of small business issuer as specified in its charter)

Delaware	47-2174146
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1951 NW 7th Avenue, Suite 520 Miami, Florida	33136
(Address of principal executive offices)	(Zip Code)

(305) 909-0840
(Issuer’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $.001 per share	LGVN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On December 3, 2021, Longeveron Inc. (the “Company”) completed a private placement with several investors, wherein a total of 1,169,288 shares (the “Shares”) of the Company’s Class A Common Stock, par value $0.001 per share (the “Class A Common Stock”) were issued at a purchase price of $17.50 per share, with each investor also receiving a warrant to purchase up to a number of shares of Class A Common Stock equal to the number of shares of Class A Common Stock purchased by such investor in the Offering, at an exercise price of $17.50 per share (the “Purchaser Warrants”), for a total purchase price of approximately $20.5 million (the “Offering”). The Purchaser Warrants are immediately exercisable, expire five years from the date of issuance and have certain downward pricing adjustment mechanisms, subject to a floor, as set forth in the Purchaser Warrants.

It is anticipated that the Offering will raise net cash proceeds of approximately $18.6 million (after deducting the placement agent fee and expenses of the Offering). The Company intends to use the net cash proceeds from the Offering to fund additional research and development, product development, and for general and administrative purposes.

The Company engaged EF Hutton, division of Benchmark Investments, LLC (“EF Hutton”) as the Company’s placement agent for the Offering pursuant to a Placement Agent Agreement (the “PAA”) dated as of November 30, 2021. Pursuant to the PAA, the Company agreed to pay EF Hutton a cash placement fee equal to 7.0% of the gross proceeds of the Offering, an additional cash fee equal to 1.0% of the gross proceeds raised by the Company in the offering for non-accountable expenses, and also agreed to reimburse EF Hutton up to $100,000 for accountable expenses. In addition, EF Hutton received warrants to purchase 46,722 shares of Class A Common Stock, which is equal to 4.0% of the total number of shares issued in the Offering, at an exercise price of $17.50 per share (the “Representative Warrants”).

In connection with the Offering, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with investors containing customary representations and warranties. The Company and investors also entered into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which the Company will be required to file a resale registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) to register for resale the Shares and the shares of Class A Common Stock issuable upon exercise of the Purchaser Warrants and Representative Warrants, promptly following the Closing Date but in no event later than 15 calendar days after the effective date of the Registration Rights Agreement, and to have such Registration Statement declared effective by the Effectiveness Date (as defined in the Registration Rights Agreement). The Company will be obligated to pay certain liquidated damages to the investors if the Company fails to file the Registration Statement when required, fails to file or cause the Registration Statement to be declared effective by the SEC when required, or fails to maintain the effectiveness of the Registration Statement pursuant to the terms of the Registration Rights Agreement.

The representations, warranties and covenants contained in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement and may be subject to limitations agreed upon by the contracting parties. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the Purchase Agreement and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Accordingly, the Purchase Agreement is filed with this report only to provide investors with information regarding the terms of transaction, and not to provide investors with any other factual information regarding the Company. Stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

The Offering was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws. Each of the Purchasers represented that it is an accredited investor within the meaning of Rule 501(a) of Regulation D, and was acquiring the securities for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof. The securities were offered without any general solicitation by the Company or its representatives.

The foregoing description of each of the Purchase Agreement, PAA, Registration Rights Agreement, Form of Purchaser Warrant and Form of Representative Warrant is qualified in its entirety by reference to the forms of such documents which are filed hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 respectively.

Item 3.02 Unregistered Sales of Equity Securities

The matters described in Section 1.01 of this Current Report on Form 8-K are incorporated herein by reference. In connection with the issuance of the securities described in Item 1.01, the Company relied upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder for transactions not involving a public offering.

Item 8.01 Other Events.

On December 1, 2021, the Company issued a press release announcing the Offering. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1	Form of Securities Purchase Agreement
10.2	Placement Agency Agreement dated November 30, 2021
10.3	Form of Registration Rights Agreement
10.4	Form of Purchaser Warrant
10.5	Form of Representative Warrant
99.1	Press release, dated December 1, 2021
99.2	Press release, dated December 3, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Longeveron Inc.

Date: December 3, 2021	By:	/s/ Geoff Green
Geoff Green
Chief Executive Officer

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